EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following Registration Statements of Merrill Lynch & Co., Inc. of our reports dated February 26, 1996 included in and incorporated by reference in this Annual Report on Form 10-K of Merrill Lynch & Co., Inc. for the year ended December 29, 1995.

Filed on Form S-8:

      Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

      Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

      Registration Statement No. 33-33336 (Long Term Incentive Compensation
      Plan)

      Registration Statement No. 33-51831 (Long Term Incentive Compensation
      Plan)

      Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

      Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

      Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
         (Puerto Rico))

      Registration Statement No. 33-56427 (1994 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

      Registration Statement No. 33-60989 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

       Registration Statement No. 33-00863 (401(k) Savings & Incentive Plan)



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Filed on Form S-3:

      Debt Securities

      Registration Statement No. 33-54218

      Registration Statement No. 2-78338

      Registration Statement No. 2-89519

      Registration Statement No. 2-83477

      Registration Statement No. 33-03602

      Registration Statement No. 33-17965

      Registration Statement No. 33-27512

      Registration Statement No. 33-35456

      Registration Statement No. 33-42041

      Registration Statement No. 33-45327

      Registration Statement No. 33-49947

      Registration Statement No. 33-51489

      Registration Statement No. 33-52647

      Registration Statement No. 33-60413

      Registration Statement No. 33-61559

      Registration Statement No. 33-65135


      Medium Term Notes

      Registration Statement No.  2-96315

      Registration Statement No. 33-03079

      Registration Statement No. 33-05125

      Registration Statement No. 33-09910

      Registration Statement No. 33-16165

      Registration Statement No. 33-19820

      Registration Statement No. 33-23605

      Registration Statement No. 33-27549

      Registration Statement No. 33-38879

      Other Securities

      Registration Statement No. 33-19975 (Remarketed Preferred Stock, Series C)

      Registration Statement No. 33-33335 (Common Stock)

      Registration Statement No. 33-45777 (Common Stock)

      Registration Statement No. 33-55363 (Preferred Stock)


/s/ Deloitte & Touche LLP

New York, New York
March 22, 1996